                               FIFTH THIRD FUNDS
                      Supplement dated November 13, 2001

                                    to the
                          Stock and Bond Mutual Funds
                           Money Market Mutual Funds
 Investment A Shares, Investment B Shares, and Investment C Shares Prospectus
                            Dated October 29, 2001

   The following information replaces the bar chart for the Fifth Third Strategic Income Fund appearing on page 37:


            Fifth Third Strategic Income Fund
                                                      [LOGO OF FIFTH THIRD BANK]
Volatility and Performance Information

The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index. The Lehman Intermediate Credit Index is an unmanaged index generally representative of the performance of the bond market as a whole.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.


Year-by-Year Total Returns as of 12/31 For Investment C Shares/1/

                                    [CHART]

  1991    92     93      94       95     96      97     98       99       00
  ----   ----   ----    ----     ----   ----    ----   ----     ----     ----
 18.53%  7.27%  8.31%  (4.85%)  15.79%  8.66%  10.98%  2.94%   (6.29%)  15.51%


The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.


                          Best quarter:   Q1 1991  7.54%
                          Worst quarter:  Q4 1999 -4.77%

                                -------------------------


SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.

ABC-AII-01 (10/01)

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